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EXHIBIT 32

                        WORLD MARKETING, INC. FORM 10-KSB
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005
      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jacob Roth, certify that

     1. I am the President, Chief Executive Officer and Chief Financial Officer of World Marketing, Inc.
     2. Attached to this certification is Form 10-KSB for the fiscal year ended August 31, 2006, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to
          Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains consolidated financial statements.
     3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
          o The periodic report containing the consolidated financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
          o The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.


December 11, 2006                                    /s/ Jacob Roth
                                                     ------------------------
                                                     Jacob Roth
                                                     President, CEO and CFO



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by World Marketing, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. This certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 even if the document with which it is submitted to the Securities and Exchange Commission is so incorporated by reference.


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